UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): November 15, 2009

P2 SOLAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-91190	98-0234680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 204, 13569 – 76 Avenue Surrey, British Columbia, Canada, V3W 2W3
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (604)592-0047

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

P2 Solar, Inc., a Delaware corporation is filing this Amendment No. 1 on Form 8-K/A (this "Amendment") to its Report on Form 8-K, which was filed with the Securities and Exchange Commission on November 17, 2009 (the "Original Filing") to amend the information contained in the Original Filing.   The information contained in this Amendment amends and supplants the information contained in the Original Filing.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On November 15, 2009, P2 Solar, Inc.’s, (the “Registrant”) independent account, Lake & Associates, CPA’s LLC, (“Lake”) informed the Registrant that disclosure should be made to prevent future reliance on the Registrant’s financial statements for the fiscal year ended March 31, 2009 and the fiscal quarter ended June 30, 2009.

The Registrant’s financial statements for the fiscal year ended March 31, 2009 were issued by Moore and Associates Chartered Accountants and Advisors (“Moore”).  As disclosed on Form 8-K/A filed by the Registrant on September 2, 2009 with the Securities and Exchange Commission, on August 27, 2009, the PCAOB revoked the registration of Moore, due to violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.  Lake has advised the Registrant that we need to restate our audited financial statements for the fiscal year ended March 31, 2009 to include the opinion of Lake & Associates, CPA’s LLC, a registered public accounting firm, and to properly value the cancelled shares from Lassen Energy, Inc. and shares issued for service completed before March 31, 2009.  Additionally, Lake has advised the Registrant that we need to restate our unaudited financial statements for the fiscal period ended June 30, 2009 to properly value the cancelled shares from Lassen Energy, Inc. and shares issued for service completed before March 31, 2009.

 Following a discussion between the Registrant’s Chief Financial Officer and Lake, the Registrant determined that the appropriate course of action is for the Registrant to file, as soon as practicable, amendments to its annual report on Form 10-K for the fiscal year ended March 31, 2009 and quarterly report on Form 10-Q for the fiscal period ended June 30, 2009 containing restated financial statements.

The filing of any amendments to annual or quarterly reports shall not be deemed to be an admission that the original filings, when made, included any untrue statements of material fact or omitted to state a material fact necessary to make a statement contained therein not misleading.

On November 30, 2009, the Registrant provided a draft copy of this report on Form 8-K/A to Lake, requesting their comments on the information contained therein.   The responsive letter from Lake is filed as an exhibit to this current report on Form 8-K/A.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 7.1 - Responsive Letter from Lake & Associates, CPA’s LLC and Advisors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P2 SOLAR, INC.

Date: November 30, 2009

---------------------------------
By:  /s/ Raj-Mohinder S. Gurm, Chief Executive Officer, Chief Financial Officer

3